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                                                                    EXHIBIT 10.7

EXECUTION COPY

                                9TH NOVEMBER 1999



               (1) CHARTERED SEMICONDUCTOR MANUFACTURING LTD; AND

                             EDB INVESTMENTS PTE LTD

                       ...(collectively referred to as the "CONTINUING PARTIES")


                       (2) HEWLETT-PACKARD EUROPE B.V...

                                                      ........(the "TRANSFEROR")


                      (3) AGILENT TECHNOLOGIES EUROPE B.V.

                                                      ........(the "TRANSFEREE")



         ==============================================================

                       DEED OF ACCESSION AND RATIFICATION
          relating to the Option Agreement dated 4 July 1997 in respect of shares in the capital of Chartered Silicon Partners Pte Ltd

         ==============================================================


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EXECUTION COPY

THIS DEED is made as of  9th November 1999

BETWEEN:

(1) CHARTERED SEMICONDUCTOR MANUFACTURING LTD of 60 Woodlands Industrial Park D, Street 2, Singapore 738406 ; and

        EDB INVESTMENTS PTE LTD of 250 North Bridge Road #27-04 Raffles City Tower Singapore 179101;

        (together the CONTINUING PARTIES)

(2) HEWLETT-PACKARD EUROPE B.V. of Stratbaan 16,1187 XR, Amstelveen, The Netherlands (the TRANSFEROR); and

(3) AGILENT TECHNOLOGIES EUROPE B.V. of Stratbaan 16,1187 XR, Amstelveen, The Netherlands (the TRANSFEREE).

WHEREAS:

(A) The Continuing Parties and the Transferor are parties to a Joint Venture Agreement dated 13 March 1997, Amendment (No.1) dated 4 July 1997 and Amendment (No. 2) dated 1 October 1999 to the Joint Venture Agreement dated 13 March 1997, in relation to the affairs of Chartered Silicon Partners Pte Ltd (the COMPANY) (such Agreement, as varied, supplemented, novated or amended from time to time, herein termed the JOINT VENTURE AGREEMENT).

(B) Pursuant to the Joint Venture Agreement, CSM, EDBI and the Transferor executed an Option Agreement dated 4 July 1997 (the OPTION AGREEMENT) whereby EDBI agreed to grant to each of CSM and the Transferor a call option over ordinary shares held by EDBI in the capital of the Company, upon the terms and conditions set out in the Option Agreement.

(C) Pursuant to the Deed of Accession and Ratification made between the parties made as of the date hereof, in relation to the Joint Venture Agreement dated 4 July 1997 (the DEED OF ACCESSION IN RELATION TO JVA), the parties wish to enter into this Deed upon the terms and conditions set out herein.

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NOW THIS DEED WITNESSETH AS FOLLOWS:

INTERPRETATION

1. In this Deed, unless the context otherwise requires or unless otherwise provided in this Deed:

(a) words and expressions defined in the Option Agreement shall have the same meanings when used in this Deed; and

(b) reference to CLAUSES are to the clauses of this Deed and references to PARTIES are to the parties to this Deed.

(c) SHARES means all the ordinary shares of S$1.00 each held by the Transferor in the capital of the Company.


NOVATION

2.1 With effect from the date hereof, each of the Continuing Parties hereby releases and discharges the Transferor from all its obligations under the Option Agreement and the Transferor shall cease to be a party to the Option Agreement.

2.2 The Continuing Parties agree that, with effect from the date hereof, the following shall apply:

2.3

        (a) the Transferee shall assume all the rights of the Transferor pursuant to the Option Agreement;

        (b) the Transferee shall be subject to and shall perform all the obligations of the Transferor pursuant to the Option Agreement including without limitation, the obligations from which the Transferor is released and discharged pursuant to clause 2.1 as if the Transferee had at all times been a party to the Option Agreement in place of the Transferor save that, the term "Permitted Transferee" in relation to the Transferee shall bear the same meaning as the term `Permitted Transferee' in the Deed of Accession in relation to the JVA and clause 9(B) of the Option Agreement shall be deemed to be amended accordingly;

        (c) all references in the Option Agreement to "Hewlett-Packard Company" shall be replaced by references to "Agilent Technologies, Inc."; and

        (d) all references in the Option Agreement to "Hewlett-Packard Europe B.V" shall be replaced by references to "Agilent Technologies Europe B.V." and all references in the Option Agreement to "HP" shall be replaced by references to "Agilent".

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CONSENT TO TRANSFER OF SHARES TO TRANSFEREE

3. EDBI hereby consents to the transfer of the Shares by the Transferor to the Transferee and agrees that the HP Call Option shall remain in full force and effect, notwithstanding the terms of clause 2(c)(iii)(e) of the Option Agreement.

NOTICES

4. For the purposes of the Option Agreement, the Transferor's address for notices shall be as follows:

        Address:      Agilent Technologies Europe B.V.
                      Startbaan 16,1187 XR Amstelveen
                      The Netherlands

        Fax No:       (31)(20) 547 7755

        Addressed for the attention of: The Legal Department

COUNTERPARTS

5. This Deed may be executed in any number of counterparts and by the parties to it on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

GOVERNING LAW

6. This Deed shall be governed by, and construed in accordance with, the laws of Singapore.

IN WITNESS this Deed has been duly executed and delivered on the date set out above.

The Common Seal of                                 )
CHARTERED SEMICONDUCTOR MANUFACTURING LTD          )
was affixed hereto in the presence of :            )

                                                     /s/ Barry Waite
                                                   -----------------------------
                                                   Director

                                                     /s/ Chua Su Li
                                                   -----------------------------
                                                   Company Secretary


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The Common Seal of                                 )
EDB INVESTMENTS PTE LTD                            )
was affixed hereto in the presence of:             )

                                                   /s/ Liew Heng San
                                                   -----------------------------
                                                   Director

                                                   /s/ Sara Liew
                                                   -----------------------------
                                                   Company Secretary

Executed under Seal and delivered as a Deed by     )
HEWLETT-PACKARD EUROPE B.V. acting by              )
                                                   )
                                                   )
------------------------                           )      /s/ C.C.F van Oers
in the presence of:                                )      ------------------
                                                          C.C.F. van Oers
                                                          Managing Director
Witness:

Signature       /s/ J.C.A. van Diemen
               ------------------------
Name:               J.C.A. van Diemen
               ------------------------
Title:              Tax Manager
               ------------------------
Address:            Startbaan 16
               ------------------------
                    1187 XR Amstelveen
               ------------------------
                    The Netherlands
               ------------------------

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Executed under Seal and delivered as a Deed by     )
AGILENT TECHNOLOGIES EUROPE B.V. acting by         )
                                                   )  /s/ R.E.J. de Boer
------------------------                           )  --------------------------
in the presence of:                                )  R.E.J. de Boer
                                                   )  Legal Counsel

Witness:

Signature         /s/ J.C.A. van Diemen
               ------------------------
Name:             J.C.A. van Diemen
               ------------------------
Title:            Tax Manager
               ------------------------
Address:          Startbaan 16
               ------------------------
                  1187 XR Amstelveen
               ------------------------
                  The Netherlands
               ------------------------